Administrative Services Agreement - Amendment # 1-24

ADMINISTRATIVE SERVICES AGREEMENT

          This Administrative Services Agreement (“Agreement”) is made as of December 12, 2002 by and among each of the investment companies in the Lord Abbett Family of Funds, as set forth on Exhibit 1 hereto, and each new Lord Abbett Fund added as a party to this Agreement pursuant to section 9, (each, a “Fund” or collectively, the “Funds”) and Lord, Abbett & Co. LLC, a Delaware limited liability company (“Lord Abbett”).

RECITALS

          A. WHEREAS, Lord Abbett has entered into a Management Agreement with each Fund whereby Lord Abbett provides investment management services to each Fund.

          B. WHEREAS, each Fund desires to retain Lord Abbett to provide certain administrative services and Lord Abbett is willing to provide, or arrange to have provided, such services upon the terms and conditions as hereinafter provided.

          NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows:

          1. Agreement to Perform Administrative Services. Each Fund hereby employs Lord Abbett under the terms and conditions of this Agreement, and Lord Abbett hereby accepts such employment and agrees to perform the administrative services described below. It is understood that the persons employed by Lord Abbett to assist in the performance of its duties hereunder will not devote their full time to such services, and may in fact devote a substantial portion of their time to the performance of duties relating to Lord Abbett’s provision of services to other clients, and nothing herein shall be deemed to limit or restrict the right of Lord Abbett, its affiliates, and their respective employees, to engage in and devote time and attention to other business or to render services of whatever kind or nature to Lord Abbett’s other clients.

          2. Lord Abbett Services and Duties. Lord Abbett will provide, or arrange to have provided in accordance with section 3 below, for each Fund those facilities, equipment, and personnel to carry out the administrative services which are described in Exhibit 2 hereto (“Administrative Services”). Lord Abbett represents that it has sufficient personnel and experience to perform the Administrative Services, and agrees to perform such Administrative Services in accordance with industry standards for mutual fund administrators.

          In performing its duties under this Agreement, Lord Abbett agrees that it shall observe and be bound by all of the provisions of (1) each Fund’s Articles of Incorporation/Declaration and Agreement of Trust and By-laws (including any amendments thereto) which in any way limit or restrict or prohibit or otherwise regulate any action by Lord Abbett, (2) each Fund’s registration statement, and (3) the instructions and directions of the Boards of Directors/Trustees of each Fund. In addition, Lord Abbett agrees and warrants that it will use its best efforts to conform to and comply with the requirements of the Investment Company Act of 1940, as amended (“1940 Act”) and all other applicable federal and state laws and regulations.

          3. Lord Abbett Subcontractors. It is understood that Lord Abbett may from time to time employ or associate with such person or persons (“Subcontractors”) as Lord Abbett may believe to be particularly fitted to assist in its performance of this Agreement; provided, however, that the compensation of such Subcontractors shall be paid by Lord Abbett and that Lord Abbett shall be as fully responsible to each Fund for the acts and omissions of any Subcontractor as it is for its own acts and omissions. Lord Abbett shall use its best efforts to ensure that any Subcontractor complies with the provisions of section 2 above.

          4. Expenses Assumed. Except as otherwise set forth in this section 4 or as otherwise approved by the Funds’ Boards of Directors/Trustees, Lord Abbett shall pay all expenses incurred by it in performing the Administrative Services, including the cost of providing office facilities, equipment and personnel related to such services. Each Fund will pay its own fees, costs, expenses or charges relating to its assets and operations, including without limitation: fees and expenses under the Management Agreement; fees and expenses of Directors/Trustees not affiliated with Lord Abbett; governmental fees; interest charges; taxes; association membership dues; fees and charges for legal and auditing services; fees and expenses of any custodians or trustees with respect to custody of its assets; fees, charges and expenses of dividend disbursing agents, registrars and transfer agents (including the cost of keeping all necessary shareholder records and accounts, and of handling any problems relating thereto and the expense of furnishing to all shareholders statements of their accounts after every transaction, including the expense of mailing); costs and expenses of repurchase and redemption of its shares; costs and expenses of preparing, printing and mailing to shareholders ownership certificates, proxy statements and materials, prospectuses, reports and notices; costs of preparing reports to governmental agencies; brokerage fees and commissions of every kind and expenses in connection with the execution of portfolio security transactions (including the cost of any service or agency designed to facilitate the purchase and sale of portfolio securities); and all postage, insurance premiums, and any other fee, cost, expense or charge of any kind incurred by and on behalf of the Trust and not expressly assumed by Lord Abbett under this Agreement or the Management Agreement.

          5. Compensation. For the services rendered, facilities furnished and expenses assumed by Lord Abbett under this Agreement, each Fund will pay to Lord Abbett an annual administrative services fee, computed and payable monthly, at the annual rate of .04% of the value of the Fund’s average daily net assets. Such value shall be calculated in the same manner as provided in each Fund’s Management Agreement. It is specifically understood and agreed that any fees for fund accounting services payable by the Funds to State Street Bank and Trust Company pursuant to that separate Custodian and Investment Accounting Agreement dated November 1, 2001 shall be paid directly by Lord Abbett on behalf of the Funds. It is further understood and agreed that should the Funds’ regulatory environment change so that the costs to Lord Abbett of providing Administrative Services increase or decrease significantly, then Lord Abbett and the Funds’ Boards of Directors/Trustees will consider whether it would be appropriate to adjust the compensation under this Agreement.

          6. Standard of Care. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, Lord Abbett assumes no responsibility under this Agreement and, having so acted, Lord Abbett shall not be held liable or accountable for any mistakes of law or fact, or for any error or omission of its officers, directors, members or employees, or for any loss or damage arising or resulting therefrom suffered by a Fund or any of its shareholders, creditors, Directors/Trustees or officers; provided however, that nothing herein shall be deemed to protect Lord Abbett against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

          7. Conflicts of Interest. Neither this Agreement nor any other transaction between the parties hereto pursuant to this Agreement shall be invalidated or in any way affected by the fact that any of the Directors/Trustees, officers, shareholders, or other representatives of a Fund are or may be an interested person of Lord Abbett, or any successor or assignee thereof, or that any or all of the officers, members, or other representatives of Lord Abbett are or may be an interested person of the Fund, except as otherwise may be provided in the 1940 Act. Lord Abbett in acting hereunder shall be an independent contractor and not an agent of the Funds.

          8. Effective Date and Termination. This Agreement shall become effective with respect to a Fund on January 1, 2003, or at such other date as may be set by the Fund’s Board of Directors/Trustees by resolution, and shall continue in force for two years from the date hereof, and is renewable annually thereafter by specific approval of the Directors/Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund; any such renewal shall be approved by the vote of a majority of the Directors/Trustees who are not parties to this Agreement or interested persons of Lord Abbett or of the Fund, cast in person at a meeting called for the purpose of voting on such renewal.

          This Agreement may be terminated without penalty at any time by the Directors/Trustees of a Fund or by Lord Abbett on 60 days’ written notice. This Agreement shall automatically terminate in the event of its assignment. The terms “interested persons,” “assignment” and “vote of a majority of the outstanding voting securities” shall have the same meaning as those terms are defined in the 1940 Act.

          9. Addition of New Funds to Agreement. In the event that a new fund is created in the Lord Abbett Family of Funds and such fund wishes to engage Lord Abbett to perform Administrative Services under this Ageement, such fund shall be entitled to do so by executing and delivering to Lord Abbett a document accepting this Agreement. The employment of Lord Abbett on behalf of any new fund shall become effective upon Lord Abbett’s receipt of such counterpart executed by such new fund.

          10. Individual Liability. The obligations of each Company/Trust, including those imposed hereby, are not personally binding upon, nor shall resort be had to the private property of, any of the Directors/Trustees, shareholders, officers, employees or agents of the Company/Trust individually, but are binding only upon the assets and property of the Company/Trust. Any and all personal liability, either at common law or in equity, or by statute or constitution, of every such Director/Trustee, shareholder, officer, employee or agent for any breach by the Company/Trust of any agreement, representation or warranty hereunder is hereby expressly waived as a condition of and in consideration for the execution of this Agreement by the Company/Trust.

          11. Liability of Funds Several and not Joint. The obligations of a Fund under this Agreement are enforceable solely against that Fund and its assets.

          12. Delaware Law. This Agreement shall be construed and the provisions interpreted under and in accordance with the laws of the State of Delaware.

          IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative.

On Behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

By:
/s/Joan A. Binstock

Joan A. Binstock

Chief Financial Officer

Attested:

/s/Christina T. Simmons

Christina T. Simmons
Assistant Secretary

LORD, ABBETT & CO. LLC

By:
/s/Robert S. Dow

Robert S. Dow

Managing Member

Attested:

/s/Paul A. Hilstad

Paul A. Hilstad
Member, General Counsel

EXHIBIT 1
TO
ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
Lord Abbett Small-Cap Blend Fund
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
Equity Series
Income Series
Lord Abbett Investment Trust
Balanced Series
Core Fixed Income Fund
Lord Abbett High Yield Fund
Limited Duration U.S. Government Securities Series
Lord Abbett Total Return Fund
U.S. Government Securities Series
Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Research Fund, Inc.
Lord Abbett Growth Opportunities Fund
Large-Cap Series
Small-Cap Value Series
Lord Abbett Securities Trust
Alpha Series
Lord Abbett All Value Fund
International Series
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Series Fund, Inc.
Bond-Debenture Portfolio
Growth and Income Portfolio
International Portfolio
Mid-Cap Value Portfolio
Lord Abbett Tax-Free Income Fund, Inc.
Lord Abbett Tax-Free Income Trust
Lord Abbett U.S. Government Securities Money Market Fund, Inc.

EXHIBIT 2
TO
ADMINISTRATIVE SERVICES AGREEMENT

          In accordance with section 2 of the Agreement, Lord Abbett will provide, or arrange to have provided, the following Administrative Services for each Fund:

(a)	Fund Accounting, Financial Reporting, Shareholder Servicing and Technology

	(1)	Perform Fund accounting services which include, but are not limited to, daily NAV calculation and dissemination, and maintenance of books and records as required by Rule 31 (a) of the1940 Act.
	(2)	Perform the functions of a mutual fund’s chief financial officer and treasurer.
	(3)	Perform Fund budgeting and accounts payable functions.
	(4)	Perform Financial Reporting, including reports to the Board of Directors/Trustees, and preparation of financial statements, NSARs and registration statements.
	(5)	Coordinate regulatory examinations.
	(6)	Calculate and facilitate payment of dividends.
	(7)	Oversee the preparation and ensure the filing of all Federal/State Tax Returns.
	(8)	Monitor the Fund’s compliance with IRS regulations.
	(9)	Monitor compliance with Fund policies on valuing (pricing) all Fund assets.
(10)

Monitor Transfer Agent to ensure shareholder accounts are being processed in compliance with the appropriate regulations and are reflected appropriately in the Fund’s records. Ensure 12b-1 payments being paid by the Fund are accurate and in accordance with the 12b-1 plans.

	(11)	Maintain the technology platforms and market data feeds necessary for the daily accounting and reporting functions set forth in this Agreement.

(b)	Legal, Compliance and Blue Sky Functions

	(1)	Prepare and maintain files of all Board and shareholder meeting materials, including minutes.
	(2)	Monitor compliance by each Fund with various conditions imposed by exemptive orders and/or regulatory requirements relating to multiple classes of shares, and fund of funds.

(3)	Prepare and review periodic Prospectus/Statement of Additional Information compliance reports.
(4)	Prepare, update and file with the SEC the Funds’ registration statements, including pre-effective and post-effective amendments, Prospectuses, SAIs, and supplements.
(5)	Prepare and/or review and file proxy materials with the SEC.
(6)	Review annual and semi-annual reports of the Funds.
(7)	Negotiate D&O/E&O insurance matters and annual renewals on behalf of the Funds.
(8)	Monitor fidelity bond coverage for the Funds.
(9)	Review Rule 24f-2 notices relating to registration fees and file with the SEC.
(10)	Coordinate regulatory examinations of the Funds.
(11)	Assist in preparation of Board members’ questionnaires.
(12)	Register Fund shares with appropriate state blue sky authorities.
(13)	Obtain and renew all sales permits required by relevant state authorities in order to permit the sale of shares in the state.
(14)	Monitor the sale of shares in individual states.
(15)	Respond to all blue sky audit and examination issues.

Administrative Services Agreement - Amendment #1

AMENDMENT 1
to the
ADMINISTRATIVE SERVICES AGREEMENT
among
The Investment Companies comprising the Lord Abbett Family of Funds
(each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1
and
Lord, Abbett & Co. LLC (“Lord Abbett”)

          WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

          WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

          WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

          NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

          1. The Agreement is hereby amended to add the following funds to Exhibit 1 of the Agreement:

Lord Abbett Series Fund, Inc.
All Value Portfolio
America’s Value Portfolio
Growth Opportunities Portfolio

          2. The Agreement shall remain the same in all other respects.

          3. The Amendment is effective as of the 30th day of April, 2003.

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/Christina T. Simmons
Christina T. Simmons
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/Paul A. Hilstad
Paul A. Hilstad
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF APRIL 30, 2003)
TO
ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
Lord Abbett Small-Cap Blend Fund
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
Equity Series
Income Series
Lord Abbett Investment Trust
Balanced Series
Core Fixed Income Fund
Lord Abbett High Yield Fund
Limited Duration U.S. Government Securities Series
Lord Abbett Total Return Fund
U.S. Government Securities Series
Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Research Fund, Inc.
Lord Abbett America’s Value Fund
Lord Abbett Growth Opportunities Fund
Large-Cap Series
Small-Cap Value Series
Lord Abbett Securities Trust
Alpha Series
Lord Abbett All Value Fund
International Series
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Series Fund, Inc.
All Value Portfolio
America’s Value Portfolio
Bond-Debenture Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Portfolio
Mid-Cap Value Portfolio

Lord Abbett Tax-Free Income Fund, Inc.
Lord Abbett California Tax-Free Income Fund
Lord Abbett Connecticut Tax-Free Income Fund
Lord Abbett Hawaii Tax-Free Income Fund
Lord Abbett Minnesota Tax-Free Income Fund
Lord Abbett Missouri Tax-Free Income Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund
Lord Abbett New York Tax-Free Income Fund
Lord Abbett Texas Tax-Free Income Fund
Lord Abbett Washington Tax-Free Income Fund
Lord Abbett Tax-Free Income Trust
Florida Series
Georgia Series
Michigan Series
Pennsylvania Series
Lord Abbett U.S. Government Securities Money Market Fund, Inc.

Administrative Services Agreement - Amendment #2

AMENDMENT 2
to the
ADMINISTRATIVE SERVICES AGREEMENT
among
The Investment Companies comprising the Lord Abbett Family of Funds
(each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1
and
Lord, Abbett & Co. LLC (“Lord Abbett”)

          WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

          WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

          WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

          NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

          1. The Agreement is hereby amended to add the following funds to Exhibit 1 of the Agreement:

Lord Abbett Investment Trust
Lord Abbett Convertible Fund

Lord Abbett Securities Trust
Lord Abbett Large-Cap Value Fund

Lord Abbett Tax-Free Income Trust
Lord Abbett Insured Intermediate Tax-Free Fund

          2. The Agreement shall remain the same in all other respects.

          3. The Amendment is effective as of the 30th day of June, 2003.

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/Christina T. Simmons
Christina T. Simmons
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/Paul A. Hilstad
Paul A. Hilstad
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF JUNE 30, 2003)
TO
ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
Lord Abbett Small-Cap Blend Fund
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
Equity Series
Income Series
Lord Abbett Investment Trust
Balanced Series
Core Fixed Income Fund
Lord Abbett High Yield Fund
Limited Duration U.S. Government Securities Series
Lord Abbett Total Return Fund
U.S. Government Securities Series
Lord Abbett Convertible Fund
Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Research Fund, Inc.
Lord Abbett America’s Value Fund
Lord Abbett Growth Opportunities Fund
Large-Cap Series
Small-Cap Value Series
Lord Abbett Securities Trust
Alpha Series
Lord Abbett All Value Fund
International Series
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Large-Cap Value Fund
Lord Abbett Series Fund, Inc.
All Value Portfolio
America’s Value Portfolio
Bond-Debenture Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Portfolio
Mid-Cap Value Portfolio

Lord Abbett Tax-Free Income Fund, Inc.
Lord Abbett California Tax-Free Income Fund
Lord Abbett Connecticut Tax-Free Income Fund
Lord Abbett Hawaii Tax-Free Income Fund
Lord Abbett Minnesota Tax-Free Income Fund
Lord Abbett Missouri Tax-Free Income Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund
Lord Abbett New York Tax-Free Income Fund
Lord Abbett Texas Tax-Free Income Fund
Lord Abbett Washington Tax-Free Income Fund
Lord Abbett Tax-Free Income Trust
Florida Series
Georgia Series
Michigan Series
Pennsylvania Series
Lord Abbett Insured Intermediate Tax-Free Fund
Lord Abbett U.S. Government Securities Money Market Fund, Inc.

Administrative Services Agreement - Amendment #3

AMENDMENT 3
to the
ADMINISTRATIVE SERVICES AGREEMENT
among The Investment Companies comprising the Lord Abbett Family of Funds (each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1 and Lord, Abbett & Co. LLC (“Lord Abbett”)

          WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

          WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

          WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

          NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

          1. The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

          Lord Abbett Securities Trust
                    Lord Abbett International Core Equity Fund

          2. The Agreement shall remain the same in all other respects.

          3. The Amendment is effective as of the 15th day of December, 2003.

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

By:	/s/ Joan A. Binstock
Joan A. Binstock Chief Financial Officer

Attested:

/s/ Christina T. Simmons
Christina T. Simmons Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

By:	/s/ Robert S. Dow
Robert S. Dow Managing Member

Attested:

/s/ Paul A. Hilstad
Paul A. Hilstad Member, General Counsel

EXHIBIT 1 (AMENDED AS OF DECEMBER 15, 2003)
TO
ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
Lord Abbett Small-Cap Blend Fund
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
Equity Series
Income Series
Lord Abbett Investment Trust
Balanced Series
Lord Abbett Core Fixed Income Fund
Lord Abbett High Yield Fund
Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund
Lord Abbett Total Return Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Fund
Lord Abbett Convertible Fund
Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Research Fund, Inc.
Lord Abbett America’s Value Fund
Lord Abbett Growth Opportunities Fund
Large-Cap Series
Small-Cap Value Series
Lord Abbett Securities Trust
Alpha Series
Lord Abbett All Value Fund
Lord Abbett International Opportunities Fund
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Large-Cap Value Fund
Lord Abbett International Core Equity Fund
Lord Abbett Series Fund, Inc.
All Value Portfolio
America’s Value Portfolio
Bond-Debenture Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Portfolio
Mid-Cap Value Portfolio

Lord Abbett Tax-Free Income Fund, Inc.
Lord Abbett California Tax-Free Income Fund
Lord Abbett Connecticut Tax-Free Income Fund
Lord Abbett Hawaii Tax-Free Income Fund
Lord Abbett Minnesota Tax-Free Income Fund
Lord Abbett Missouri Tax-Free Income Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund
Lord Abbett New York Tax-Free Income Fund
Lord Abbett Texas Tax-Free Income Fund
Lord Abbett Washington Tax-Free Income Fund
Lord Abbett Tax-Free Income Trust
Florida Series
Georgia Series
Michigan Series
Pennsylvania Series
Lord Abbett Insured Intermediate Tax-Free Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

Administrative Services Agreement - Amendment #4

AMENDMENT 4
to the
ADMINISTRATIVE SERVICES AGREEMENT
among
The Investment Companies comprising the Lord Abbett Family of Funds (each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1 and Lord, Abbett & Co. LLC (“Lord Abbett”)

          WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

          WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to amend Section 5. Compensation;

          NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The first sentence of Section 5 is hereby amended to read as follows:

For the services rendered, facilities furnished and expenses assumed by Lord Abbett under this Agreement, each Fund (other than Lord Abbett Securities Trust – Alpha Series and Lord Abbett Investment Trust – Balanced Series) will pay to Lord Abbett an annual administrative services fee, computed and payable monthly, at the annual rate of .04% of the value of the Fund’s average daily net assets.

2.	The Agreement shall remain the same in all other respects.

3.

The Amendment is effective with respect to the change in compensation relating to Lord Abbett Securities Trust – Alpha Series as of March 1, 2004 and relating to Lord Abbett Investment Trust – Balanced Series as of April 1, 2004.

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

By:	/s/Joan A. Binstock
Joan A. Binstock Chief Financial Officer

Attested:

/s/Christina T. Simmons
Christina T. Simmons Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

By:	/s/Robert S. Dow
Robert S. Dow Managing Member

Attested:

/s/Paul A. Hilstad
Paul A. Hilstad Member, General Counsel

EXHIBIT 1 (AMENDED AS OF DECEMBER 15, 2003)
TO
ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
Lord Abbett Small-Cap Blend Fund
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
Equity Series
Income Series
Lord Abbett Investment Trust
Balanced Series
Lord Abbett Core Fixed Income Fund
Lord Abbett High Yield Fund
Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund
Lord Abbett Total Return Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Fund
Lord Abbett Convertible Fund
Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Research Fund, Inc.
Lord Abbett America’s Value Fund
Lord Abbett Growth Opportunities Fund
Large-Cap Series
Small-Cap Value Series
Lord Abbett Securities Trust
Alpha Series
Lord Abbett All Value Fund
Lord Abbett International Opportunities Fund
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Large-Cap Value Fund
Lord Abbett International Core Equity Fund
Lord Abbett Series Fund, Inc.
All Value Portfolio
America’s Value Portfolio
Bond-Debenture Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Portfolio
Mid-Cap Value Portfolio

Lord Abbett Tax-Free Income Fund, Inc.
Lord Abbett California Tax-Free Income Fund
Lord Abbett Connecticut Tax-Free Income Fund
Lord Abbett Hawaii Tax-Free Income Fund
Lord Abbett Minnesota Tax-Free Income Fund
Lord Abbett Missouri Tax-Free Income Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund
Lord Abbett New York Tax-Free Income Fund
Lord Abbett Texas Tax-Free Income Fund
Lord Abbett Washington Tax-Free Income Fund
Lord Abbett Tax-Free Income Trust
Florida Series
Georgia Series
Michigan Series
Pennsylvania Series
Lord Abbett Insured Intermediate Tax-Free Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

Administrative Services Agreement - Amendment #5

AMENDMENT 5
to the
ADMINISTRATIVE SERVICES AGREEMENT
among
The Investment Companies comprising the Lord Abbett Family of Funds
(each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1
and
Lord, Abbett & Co. LLC (“Lord Abbett”)

          WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

          WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to amend Exhibit 2;

          NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The first part of the first sentence of Exhibit 2 is hereby amended to read as follows:

In accordance with section 2 of the Agreement, Lord Abbett will provide, or arrange to have provided, to each Fund all Administrative Services (to the extent that such services do not constitute advisory services provided to the Fund under the Investment Management Agreement) including the following Administrative Services for each Fund:

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of December 9, 2004.

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

By:	/s/Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/Christina T. Simmons
Christina T. Simmons
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

By:	/s/Paul A. Hilstad
Paul A. Hilstad
Member, General Counsel

Attested:

/s/Christina T. Simmons
Christina T. Simmons
Vice President & Assistant Secretary

EXHIBIT 1 (AMENDED AS OF DECEMBER 15, 2003)
TO
ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
Lord Abbett Small-Cap Blend Fund
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
Equity Series
Income Series
Lord Abbett Investment Trust
Balanced Series
Lord Abbett Core Fixed Income Fund
Lord Abbett High Yield Fund
Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund
Lord Abbett Total Return Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Fund
Lord Abbett Convertible Fund
Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Research Fund, Inc.
Lord Abbett America’s Value Fund
Lord Abbett Growth Opportunities Fund
Large-Cap Series
Small-Cap Value Series
Lord Abbett Securities Trust
Alpha Series
Lord Abbett All Value Fund
Lord Abbett International Opportunities Fund
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Large-Cap Value Fund
Lord Abbett International Core Equity Fund
Lord Abbett Series Fund, Inc.
All Value Portfolio
America’s Value Portfolio
Bond-Debenture Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Portfolio
Mid-Cap Value Portfolio

Lord Abbett Tax-Free Income Fund, Inc.
Lord Abbett California Tax-Free Income Fund
Lord Abbett Connecticut Tax-Free Income Fund
Lord Abbett Hawaii Tax-Free Income Fund
Lord Abbett Minnesota Tax-Free Income Fund
Lord Abbett Missouri Tax-Free Income Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund
Lord Abbett New York Tax-Free Income Fund
Lord Abbett Texas Tax-Free Income Fund
Lord Abbett Washington Tax-Free Income Fund
Lord Abbett Tax-Free Income Trust
Florida Series
Georgia Series
Michigan Series
Pennsylvania Series
Lord Abbett Insured Intermediate Tax-Free Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

Administrative Services Agreement - Amendment #6

AMENDMENT 6
to the
ADMINISTRATIVE SERVICES AGREEMENT
among
The Investment Companies comprising the Lord Abbett Family of Funds
(each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1
and
Lord, Abbett & Co. LLC (“Lord Abbett”)

          WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

          WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

          WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

          NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

Lord Abbett Municipal Income Trust
(formerly Lord Abbett Tax-Free Income Trust)
-Lord Abbett High Yield Municipal Bond Fund

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of the 30th day of December, 2004.

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

By:	/s/Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/Christina T. Simmons
Christina T. Simmons
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

By:	/s/Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/Paul A. Hilstad
Paul A. Hilstad
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF DECEMBER 30, 2004)
TO
ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
Lord Abbett Small-Cap Blend Fund
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
Equity Series
Income Series
Lord Abbett Investment Trust
Balanced Series
Lord Abbett Core Fixed Income Fund
Lord Abbett High Yield Fund
Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund
Lord Abbett Total Return Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Fund
Lord Abbett Convertible Fund
Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Research Fund, Inc.
Lord Abbett America’s Value Fund
Lord Abbett Growth Opportunities Fund
Lord Abbett Large-Cap Core Fund
Small-Cap Value Series
Lord Abbett Securities Trust
Alpha Series
Lord Abbett All Value Fund
Lord Abbett International Opportunities Fund
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Large-Cap Value Fund
Lord Abbett International Core Equity Fund
Lord Abbett Series Fund, Inc.
All Value Portfolio
America’s Value Portfolio
Bond-Debenture Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Portfolio
Mid-Cap Value Portfolio

Lord Abbett Tax-Free Income Fund, Inc.
Lord Abbett California Tax-Free Income Fund
Lord Abbett Connecticut Tax-Free Income Fund
Lord Abbett Hawaii Tax-Free Income Fund
Lord Abbett Minnesota Tax-Free Income Fund
Lord Abbett Missouri Tax-Free Income Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund
Lord Abbett New York Tax-Free Income Fund
Lord Abbett Texas Tax-Free Income Fund
Lord Abbett Washington Tax-Free Income Fund
Lord Abbett Municipal Income Trust
Florida Series
Georgia Series
Michigan Series
Pennsylvania Series
Lord Abbett Insured Intermediate Tax-Free Fund
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

Administrative Services Agreement - Amendment #7

AMENDMENT 7
to the
ADMINISTRATIVE SERVICES AGREEMENT
among
The Investment Companies comprising the Lord Abbett Family of Funds
(each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1
and
Lord, Abbett & Co. LLC (“Lord Abbett”)

          WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

          WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

          WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

          NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

          1.       The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

          Lord Abbett Series Fund, Inc.
                       -Lord Abbett Large-Cap Core Portfolio

          2.       The Agreement shall remain the same in all other respects.

          3.       The Amendment is effective as of the 13th day of April, 2005.

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/Christina T. Simmons
Christina T. Simmons
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/Lawrence H. Kaplan
Lawrence H. Kaplan
Member, Assistant General Counsel

EXHIBIT 1 (AMENDED AS OF APRIL 13, 2005)
TO
ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
Lord Abbett Small-Cap Blend Fund
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
Equity Series
Income Series
Lord Abbett Investment Trust
Balanced Series
Lord Abbett Core Fixed Income Fund
Lord Abbett High Yield Fund
Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund
Lord Abbett Total Return Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Fund
Lord Abbett Convertible Fund
Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Research Fund, Inc.
Lord Abbett America’s Value Fund
Lord Abbett Growth Opportunities Fund
Lord Abbett Large-Cap Core Fund
Small-Cap Value Series
Lord Abbett Securities Trust
Alpha Series
Lord Abbett All Value Fund
Lord Abbett International Opportunities Fund
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Large-Cap Value Fund
Lord Abbett International Core Equity Fund
Lord Abbett Series Fund, Inc.
All Value Portfolio
America’s Value Portfolio
Bond-Debenture Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Portfolio
Mid-Cap Value Portfolio

Large-Cap Core Portfolio

Lord Abbett Municipal Income Fund, Inc.
Lord Abbett California Tax-Free Income Fund
Lord Abbett Connecticut Tax-Free Income Fund
Lord Abbett Hawaii Tax-Free Income Fund
Lord Abbett Minnesota Tax-Free Income Fund
Lord Abbett Missouri Tax-Free Income Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund
Lord Abbett New York Tax-Free Income Fund
Lord Abbett Texas Tax-Free Income Fund
Lord Abbett Washington Tax-Free Income Fund
Lord Abbett Municipal Income Trust
Florida Series
Georgia Series
Michigan Series
Pennsylvania Series
Lord Abbett Insured Intermediate Tax-Free Fund
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

Administrative Services Agreement - Amendment #8

AMENDMENT 8
to the
ADMINISTRATIVE SERVICES AGREEMENT
among
The Investment Companies comprising the Lord Abbett Family of Funds
(each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1
and
Lord, Abbett & Co. LLC (“Lord Abbett”)

          WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

          WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

          WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

          NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

          1.       The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

          Lord Abbett Investment Trust
                        -Lord Abbett Income Strategy Fund
                        -Lord Abbett World Growth & Income Strategy Fund

          2.       The first sentence of Section 5 is hereby amended to read as follows:

For the services rendered, facilities furnished and expenses assumed by Lord Abbett under this Agreement, each Fund (other than Lord Abbett Securities Trust – Alpha Series and Lord Abbett Investment Trust – Balanced Series, Lord Abbett Income Strategy Fund and Lord Abbett World Growth & Income Strategy Fund) will pay to Lord Abbett an annual administrative services fee, computed and payable monthly, at the annual rate of .04% of the value of the Fund’s average daily net assets.

          3.       The Agreement shall remain the same in all other respects.

          4.       The Amendment is effective as of the 29th day of June, 2005.

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/Christina T. Simmons
Christina T. Simmons
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/Paul A. Hilstad
Paul A. Hilstad
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF JUNE 29, 2005)
TO
ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
Lord Abbett Small-Cap Blend Fund
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
Equity Series
Income Series
Lord Abbett Investment Trust
Balanced Series
Lord Abbett Core Fixed Income Fund
Lord Abbett High Yield Fund
Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund
Lord Abbett Total Return Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Fund
Lord Abbett Convertible Fund
Lord Abbett Income Strategy Fund
Lord Abbett World Growth & Income Strategy Fund
Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Research Fund, Inc.
Lord Abbett America’s Value Fund
Lord Abbett Growth Opportunities Fund
Lord Abbett Large-Cap Core Fund
Small-Cap Value Series
Lord Abbett Securities Trust
Alpha Series
Lord Abbett All Value Fund
Lord Abbett International Opportunities Fund
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Large-Cap Value Fund
Lord Abbett International Core Equity Fund
Lord Abbett Series Fund, Inc.
All Value Portfolio
America’s Value Portfolio
Bond-Debenture Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Portfolio

Mid-Cap Value Portfolio
Large-Cap Core Portfolio

Lord Abbett Municipal Income Fund, Inc.
Lord Abbett California Tax-Free Income Fund
Lord Abbett Connecticut Tax-Free Income Fund
Lord Abbett Hawaii Tax-Free Income Fund
Lord Abbett Minnesota Tax-Free Income Fund
Lord Abbett Missouri Tax-Free Income Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund
Lord Abbett New York Tax-Free Income Fund
Lord Abbett Texas Tax-Free Income Fund
Lord Abbett Washington Tax-Free Income Fund
Lord Abbett Municipal Income Trust
Florida Series
Georgia Series
Michigan Series
Pennsylvania Series
Lord Abbett Insured Intermediate Tax-Free Fund
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

Administrative Services Agreement - Amendment #9

AMENDMENT 9
to the
ADMINISTRATIVE SERVICES AGREEMENT
among
The Investment Companies comprising the Lord Abbett Family of Funds (each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1 and Lord, Abbett & Co. LLC (“Lord Abbett”)

          WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

          WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

          WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include an additional fund;

          NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

Lord Abbett Securities Trust
-Lord Abbett Value Opportunities Fund

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of the 20th day of December, 2005.

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Christina T. Simmons
Christina T. Simmons
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

By:	/s/ Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/ Lawrence H. Kaplan
Lawrence H. Kaplan
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF DECEMBER 20, 2005)
TO
ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
Lord Abbett Small-Cap Blend Fund
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
Equity Series
Income Series
Lord Abbett Investment Trust
Balanced Series
Lord Abbett Core Fixed Income Fund
Lord Abbett High Yield Fund
Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund
Lord Abbett Total Return Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Fund
Lord Abbett Convertible Fund
Lord Abbett Income Strategy Fund
Lord Abbett World Growth & Income Strategy Fund
Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Research Fund, Inc.
Lord Abbett America’s Value Fund
Lord Abbett Growth Opportunities Fund
Lord Abbett Large-Cap Core Fund
Small-Cap Value Series
Lord Abbett Securities Trust
Alpha Series
Lord Abbett All Value Fund
Lord Abbett International Opportunities Fund
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Large-Cap Value Fund
Lord Abbett International Core Equity Fund
Lord Abbett Value Opportunities Fund
Lord Abbett Series Fund, Inc.
All Value Portfolio
America’s Value Portfolio
Bond-Debenture Portfolio
Growth and Income Portfolio

Growth Opportunities Portfolio
International Portfolio
Mid-Cap Value Portfolio
Large-Cap Core Portfolio

Lord Abbett Municipal Income Fund, Inc.
Lord Abbett California Tax-Free Income Fund
Lord Abbett Connecticut Tax-Free Income Fund
Lord Abbett Hawaii Tax-Free Income Fund
Lord Abbett Minnesota Tax-Free Income Fund
Lord Abbett Missouri Tax-Free Income Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund
Lord Abbett New York Tax-Free Income Fund
Lord Abbett Texas Tax-Free Income Fund
Lord Abbett Washington Tax-Free Income Fund
Lord Abbett Municipal Income Trust
Florida Series
Georgia Series
Michigan Series
Pennsylvania Series
Lord Abbett Insured Intermediate Tax-Free Fund
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

Administrative Services Agreement - Amendment #10

AMENDMENT 10
to the
ADMINISTRATIVE SERVICES AGREEMENT
among
The Investment Companies comprising the Lord Abbett Family of Funds (each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1 and Lord, Abbett & Co. LLC (“Lord Abbett”)

          WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

          WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

          WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include an additional fund;

          NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

Lord Abbett Investment Trust
-Lord Abbett Diversified Equity Strategy Fund

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of the 29th day of June, 2006.

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Christina T. Simmons
Christina T. Simmons
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

By:	/s/ Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/ Lawrence H. Kaplan
Lawrence H. Kaplan
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF June 29, 2006)
TO
ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
Lord Abbett Small-Cap Blend Fund
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
Equity Series
Income Series
Lord Abbett Investment Trust
Lord Abbett Balanced Strategy Fund
Lord Abbett Convertible Fund
Lord Abbett Core Fixed Income Fund
Lord Abbett Diversified Equity Strategy Fund
Lord Abbett High Yield Fund
Lord Abbett Income Strategy Fund
Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund
Lord Abbett Total Return Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Fund
Lord Abbett World Growth & Income Strategy Fund
Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Municipal Income Fund, Inc.
Lord Abbett California Tax-Free Income Fund
Lord Abbett Connecticut Tax-Free Income Fund
Lord Abbett Hawaii Tax-Free Income Fund
Lord Abbett Minnesota Tax-Free Income Fund
Lord Abbett Missouri Tax-Free Income Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund
Lord Abbett New York Tax-Free Income Fund
Lord Abbett Texas Tax-Free Income Fund
Lord Abbett Washington Tax-Free Income Fund
Lord Abbett Municipal Income Trust
Florida Series
Georgia Series
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Insured Intermediate Tax-Free Fund
Michigan Series
Pennsylvania Series

Lord Abbett Research Fund, Inc.
Lord Abbett America’s Value Fund
Lord Abbett Growth Opportunities Fund
Lord Abbett Large-Cap Core Fund
Small-Cap Value Series
Lord Abbett Securities Trust
Lord Abbett All Value Fund
Lord Abbett Alpha Strategy Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Opportunities Fund
Lord Abbett Large-Cap Value Fund
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Value Opportunities Fund
Lord Abbett Series Fund, Inc.
All Value Portfolio
America’s Value Portfolio
Bond-Debenture Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Portfolio
Large-Cap Core Portfolio
Mid-Cap Value Portfolio
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

Administrative Services Agreement - Amendment #11

AMENDMENT 11
to the
ADMINISTRATIVE SERVICES AGREEMENT
among
The Investment Companies comprising the Lord Abbett Family of Funds (each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1 and Lord, Abbett & Co. LLC (“Lord Abbett”)

          WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

          WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement; and

          WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include an additional fund;

          NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

Lord Abbett Investment Trust
-Lord Abbett Floating Rate Fund

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of the 14th day of December, 2007.

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

By:	/s/ Joan A. Binstock
Joan A. Binstock Chief Financial Officer

Attested:

/s/ Lawrence B. Stoller
Lawrence B. Stoller Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

By:	/s/ Robert S. Dow
Robert S. Dow Managing Member

Attested:

/s/ Lawrence H. Kaplan
Lawrence H. Kaplan Member, General Counsel

EXHIBIT 1 (AMENDED AS OF December 14, 2007)
TO
ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
Lord Abbett Small-Cap Blend Fund
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
Equity Series
Lord Abbett Developing Local Markets Fund[1]
Lord Abbett Investment Trust
Lord Abbett Balanced Strategy Fund
Lord Abbett Convertible Fund
Lord Abbett Core Fixed Income Fund
Lord Abbett Diversified Equity Strategy Fund
Lord Abbett Diversified Income Strategy Fund[2]
Lord Abbett Floating Rate Fund
Lord Abbett Growth & Income Strategy Fund[3]
Lord Abbett High Yield Fund
Lord Abbett Income Fund[4]
Lord Abbett Short Duration Income Fund[5]
Lord Abbett Total Return Fund
Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Municipal Income Fund, Inc.
Lord Abbett California Tax-Free Income Fund
Lord Abbett Connecticut Tax-Free Income Fund
Lord Abbett Hawaii Tax-Free Income Fund
Lord Abbett Minnesota Tax-Free Income Fund[6]

[1] The Income Series has been renamed the Lord Abbett Developing Local Markets Fund.

[2] The Lord Abbett Income Strategy Fund has been renamed the Lord Abbett Diversified Income Strategy Fund.

[3] The Lord Abbett World Growth & Income Strategy Fund has been renamed the Lord Abbett Growth & Income Strategy Fund.

[4] Effective December 14, 2007, the U.S. Government & Government Sponsored Enterprises Fund will be renamed the Lord Abbett Income Fund.

[5] Effective December 14, 2007, the Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund will be renamed the Lord Abbett Short Duration Income Fund.

Lord Abbett Missouri Tax-Free Income Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund
Lord Abbett New York Tax-Free Income Fund
Lord Abbett Texas Tax-Free Income Fund[6]
Lord Abbett Washington Tax-Free Income Fund[6]
Lord Abbett Municipal Income Trust
Florida Series[6]
Georgia Series
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Intermediate Tax-Free Fund[7]
Michigan Series[6]
Pennsylvania Series
Lord Abbett Research Fund, Inc.
Lord Abbett America’s Value Fund
Lord Abbett Growth Opportunities Fund
Lord Abbett Large-Cap Core Fund
Small-Cap Value Series
Lord Abbett Securities Trust
Lord Abbett All Value Fund
Lord Abbett Alpha Strategy Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Opportunities Fund
Lord Abbett Large-Cap Value Fund
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Value Opportunities Fund
Lord Abbett Series Fund, Inc.
All Value Portfolio
America’s Value Portfolio
Bond-Debenture Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Portfolio
Large-Cap Core Portfolio
Mid-Cap Value Portfolio
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

[6] At a meeting held on December 7, 2007, shareholders of the Lord Abbett Minnesota Tax-Free Income Fund, Lord Abbett Texas Tax-Free Income Fund, Lord Abbett Washington Tax-Free Income Fund, Florida Series, and Michigan Series approved the reorganization of each Fund into Lord Abbett National Tax-Free Income Fund. The reorganizations are expected to be completed on December 14, 2007.

[7] The Lord Abbett Insured Intermediate Tax-Free Fund was renamed the Lord Abbett Intermediate Tax-Free Fund.

Administrative Services Agreement - Amendment #12

AMENDMENT 12
to the
ADMINISTRATIVE SERVICES AGREEMENT
among
The Investment Companies comprising the Lord Abbett Family of Funds (each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1 and Lord, Abbett & Co. LLC (“Lord Abbett”)

          WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

          WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement; and

          WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include an additional fund;

          NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

Lord Abbett Securities Trust
-Lord Abbett International Dividend Income Fund

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of the 20th day of June, 2008.

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

By:	/s/Joan A. Binstock
Joan A. Binstock Chief Financial Officer

Attested:

/s/Thomas R. Phillips
Thomas R. Phillips Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

By:	/s/Robert S. Dow
Robert S. Dow Managing Member

Attested:

/s/Lawrence H. Kaplan
Lawrence H. Kaplan Member, General Counsel

EXHIBIT 1 (AMENDED AS OF JUNE 20, 2008) [1]
TO
ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
Lord Abbett Small-Cap Blend Fund
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
Equity Series
Lord Abbett Developing Local Markets Fund
Lord Abbett Investment Trust
Lord Abbett Balanced Strategy Fund
Lord Abbett Convertible Fund
Lord Abbett Core Fixed Income Fund
Lord Abbett Diversified Equity Strategy Fund
Lord Abbett Diversified Income Strategy Fund
Lord Abbett Floating Rate Fund
Lord Abbett Growth & Income Strategy Fund
Lord Abbett High Yield Fund
Lord Abbett Income Fund
Lord Abbett Short Duration Income Fund
Lord Abbett Total Return Fund
Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Municipal Income Fund, Inc.
Lord Abbett California Tax-Free Income Fund
Lord Abbett Connecticut Tax-Free Income Fund
Lord Abbett Hawaii Tax-Free Income Fund
Lord Abbett Missouri Tax-Free Income Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund
Lord Abbett New York Tax-Free Income Fund
Lord Abbett Municipal Income Trust
Georgia Series
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Intermediate Tax-Free Fund
Pennsylvania Series

[1] As amended on June 20, 2008 to reflect the addition of the Lord Abbett International Dividend Income Fund, a series of Lord Abbett Securities Trust.

Lord Abbett Research Fund, Inc.
Lord Abbett America’s Value Fund
Lord Abbett Growth Opportunities Fund
Lord Abbett Large-Cap Core Fund
Small-Cap Value Series
Lord Abbett Securities Trust
Lord Abbett All Value Fund
Lord Abbett Alpha Strategy Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Dividend Income Fund
Lord Abbett International Opportunities Fund
Lord Abbett Large-Cap Value Fund
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Value Opportunities Fund
Lord Abbett Series Fund, Inc.
All Value Portfolio
America’s Value Portfolio
Bond-Debenture Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Portfolio
Large-Cap Core Portfolio
Mid-Cap Value Portfolio
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

Administrative Services Agreement- Amendment #13

AMENDMENT 13
to the
ADMINISTRATIVE SERVICES AGREEMENT
among
The Investment Companies comprising the Lord Abbett Family of Funds
(each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1
and
Lord, Abbett & Co. LLC (“Lord Abbett”)

          WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

          WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement; and

          WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include an additional fund;

          NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

Lord Abbett Municipal Income Trust
-Lord Abbett Short Duration Tax Free Fund

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of the 10th day of December, 2008.

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Thomas R. Phillips
Thomas R. Phillips
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

By:	/s/ Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/ Lawrence H. Kaplan
Lawrence H. Kaplan
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF DECEMBER 10, 2008)1
TO
ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust
Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.
Lord Abbett Global Allocation Fund
Lord Abbett Developing Local Markets Fund

Lord Abbett Investment Trust
Lord Abbett Balanced Strategy Fund
Lord Abbett Convertible Fund
Lord Abbett Core Fixed Income Fund
Lord Abbett Diversified Equity Strategy Fund
Lord Abbett Diversified Income Strategy Fund
Lord Abbett Floating Rate Fund
Lord Abbett Growth & Income Strategy Fund
Lord Abbett High Yield Fund
Lord Abbett Income Fund
Lord Abbett Short Duration Income Fund
Lord Abbett Total Return Fund

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.
Lord Abbett California Tax-Free Income Fund
Lord Abbett Connecticut Tax-Free Income Fund
Lord Abbett Hawaii Tax-Free Income Fund
Lord Abbett Missouri Tax-Free Income Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund
Lord Abbett New York Tax-Free Income Fund

Lord Abbett Municipal Income Trust
Georgia Series
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Intermediate Tax-Free Fund
Lord Abbett Short Duration Tax Free Fund
Pennsylvania Series

1 As amended on December 10, 2008 to reflect the addition of the Lord Abbett Short Duration Tax Free Fund, a series of Lord Abbett Municipal Income Trust.

Lord Abbett Research Fund, Inc.
Lord Abbett America’s Value Fund
Lord Abbett Growth Opportunities Fund
Lord Abbett Large-Cap Core Fund
Small-Cap Value Series

Lord Abbett Securities Trust
Lord Abbett All Value Fund
Lord Abbett Alpha Strategy Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Dividend Income Fund
Lord Abbett International Opportunities Fund
Lord Abbett Large-Cap Value Fund
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund, Inc.
All Value Portfolio
America’s Value Portfolio
Bond-Debenture Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Portfolio
Large-Cap Core Portfolio
Mid-Cap Value Portfolio

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

Administrative Services Agreement - Amendment #14

AMENDMENT 14
to the
ADMINISTRATIVE SERVICES AGREEMENT
among
The Investment Companies comprising the Lord Abbett Family of Funds
(each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1
and
Lord, Abbett & Co. LLC (“Lord Abbett”)

          WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

          WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement; and

          WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

          NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following funds to Exhibit 1 of the Agreement:

Lord Abbett Series Fund, Inc.
-Developing Growth Portfolio;
-International Core Equity Portfolio;
-Total Return Portfolio;
-Value Opportunities Portfolio.

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of the 1st day of May, 2010.

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Thomas R. Phillips
Thomas R. Phillips
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

By:	/s/ Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/ Lawrence H. Kaplan
Lawrence H. Kaplan
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF MAY 1, 2010)1
TO
ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust
Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.
Lord Abbett Global Allocation Fund
Lord Abbett Developing Local Markets Fund

Lord Abbett Investment Trust
Lord Abbett Balanced Strategy Fund
Lord Abbett Convertible Fund
Lord Abbett Core Fixed Income Fund
Lord Abbett Diversified Equity Strategy Fund
Lord Abbett Diversified Income Strategy Fund
Lord Abbett Floating Rate Fund
Lord Abbett Growth & Income Strategy Fund
Lord Abbett High Yield Fund
Lord Abbett Income Fund
Lord Abbett Short Duration Income Fund
Lord Abbett Total Return Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.
Lord Abbett California Tax-Free Income Fund
Lord Abbett Connecticut Tax-Free Income Fund
Lord Abbett Hawaii Tax-Free Income Fund
Lord Abbett Missouri Tax-Free Income Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund
Lord Abbett New York Tax-Free Income Fund

[1] As amended on May 1, 2010 to reflect (1) the addition of Lord Abbett Series Fund, Inc. – Developing Growth Portfolio, International Core Equity Portfolio, Total Return Portfolio and Value Opportunities Portfolio; (2) the name changes of Lord Abbett Series Fund, Inc. – Capital Structure Portfolio (formerly, America’s Value Portfolio), Classic Stock Portfolio (formerly, Large-Cap Core Portfolio), Fundamental Equity Portfolio (formerly, All Value Portfolio), and International Opportunities Portfolio (formerly, International Portfolio); and (3) the name changes of Lord Abbett Research Fund, Inc. – Lord Abbett Capital Structure Fund (formerly, Lord Abbett America’s Value Fund), Lord Abbett Classic Stock Fund (formerly, Lord Abbett Large-Cap Core Fund), and Lord Abbett Securities Trust – Lord Abbett Fundamental Equity Fund (formerly, Lord Abbett All Value Fund), and Lord Abbett Stock Appreciation Fund (formerly, Lord Abbett Large-Cap Growth Fund).

Lord Abbett Municipal Income Trust
Georgia Series
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Intermediate Tax-Free Fund
Lord Abbett Short Duration Tax Free Fund
Pennsylvania Series

Lord Abbett Research Fund, Inc.
Lord Abbett Capital Structure Fund (formerly, Lord Abbett America’s Value Fund)
Lord Abbett Classic Stock Fund (formerly, Lord Abbett Large-Cap Core Fund)
Lord Abbett Growth Opportunities Fund
Small-Cap Value Series

Lord Abbett Securities Trust
Lord Abbett Alpha Strategy Fund
Lord Abbett Fundamental Equity Fund (formerly, Lord Abbett All Value Fund)
Lord Abbett International Core Equity Fund
Lord Abbett International Dividend Income Fund
Lord Abbett International Opportunities Fund
Lord Abbett Large-Cap Value Fund
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund, Inc.
Bond-Debenture Portfolio
Capital Structure Portfolio (formerly, America’s Value Portfolio)
Classic Stock Portfolio (formerly, Large-Cap Core Portfolio)
Developing Growth Portfolio
Fundamental Equity Portfolio (formerly, All Value Portfolio)
Growth and Income Portfolio
Growth Opportunities Portfolio
International Core Portfolio
International Opportunities Portfolio (formerly, International Portfolio)
Mid-Cap Value Portfolio
Total Return Portfolio
Value Opportunities Portfolio

Lord Abbett Stock Appreciation Fund (formerly, Lord Abbett Large-Cap Growth Fund)

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

Administrative Services Agreement - Amendment #15

AMENDMENT 15
to the
ADMINISTRATIVE SERVICES AGREEMENT
among
The Investment Companies comprising the Lord Abbett Family of Funds
(each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1
and
Lord, Abbett & Co. LLC (“Lord Abbett”)

          WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

          WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement; and

          WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

          NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following funds to Exhibit 1 of the Agreement:

Lord Abbett Municipal Income Fund, Inc.
-Lord Abbett AMT Free Municipal Bond Fund

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of the 26th day of October, 2010.

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

By:	/s/Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/Thomas R. Phillips
Thomas R. Phillips
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

By:	/s/Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/Lawrence H. Kaplan
Lawrence H. Kaplan
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF OCTOBER 26, 2010)1
TO
ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
Lord Abbett Small-Cap Blend Fund
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
Lord Abbett Global Allocation Fund
Lord Abbett Developing Local Markets Fund
Lord Abbett Investment Trust
Lord Abbett Balanced Strategy Fund
Lord Abbett Convertible Fund
Lord Abbett Core Fixed Income Fund
Lord Abbett Diversified Equity Strategy Fund
Lord Abbett Diversified Income Strategy Fund
Lord Abbett Floating Rate Fund
Lord Abbett Growth & Income Strategy Fund
Lord Abbett High Yield Fund
Lord Abbett Income Fund
Lord Abbett Short Duration Income Fund
Lord Abbett Total Return Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Municipal Income Fund, Inc.
Lord Abbett AMT Free Municipal Bond Fund
Lord Abbett California Tax-Free Income Fund
Lord Abbett Connecticut Tax-Free Income Fund
Lord Abbett Hawaii Tax-Free Income Fund
Lord Abbett Missouri Tax-Free Income Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund
Lord Abbett New York Tax-Free Income Fund

[1] As amended on October 26, 2010 to reflect the addition of Lord Abbett Municipal Income Fund, Inc. – Lord Abbett AMT Free Municipal Bond Fund.

Lord Abbett Municipal Income Trust
Georgia Series
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Intermediate Tax-Free Fund
Lord Abbett Short Duration Tax Free Fund
Pennsylvania Series

Lord Abbett Research Fund, Inc.
Lord Abbett Capital Structure Fund
Lord Abbett Classic Stock Fund
Lord Abbett Growth Opportunities Fund
Small-Cap Value Series

Lord Abbett Securities Trust
Lord Abbett Alpha Strategy Fund
Lord Abbett Fundamental Equity Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Dividend Income Fund
Lord Abbett International Opportunities Fund
Lord Abbett Large-Cap Value Fund
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund, Inc.
Bond-Debenture Portfolio
Capital Structure Portfolio
Classic Stock Portfolio
Developing Growth Portfolio
Fundamental Equity Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Core Equity Portfolio
International Opportunities Portfolio
Mid-Cap Value Portfolio
Total Return Portfolio
Value Opportunities Portfolio

Lord Abbett Stock Appreciation Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

Administrative Services Agreement - Amendment #16

AMENDMENT 16
to the
ADMINISTRATIVE SERVICES AGREEMENT
among
The Investment Companies comprising the Lord Abbett Family of Funds
(each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1
and
Lord, Abbett & Co. LLC (“Lord Abbett”)

          WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

          WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

          WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to remove funds; and

          WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

          NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to remove the following funds from Exhibit 1 of the Agreement
Lord Abbett Municipal Income Fund, Inc.
	-	Lord Abbett Connecticut Tax-Free Income Fund
	-	Lord Abbett Hawaii Tax-Free Income Fund
	-	Lord Abbett Missouri Tax-Free Income Fund
Lord Abbett Municipal Income Trust
	-	Georgia Series
	-	Lord Abbett High Yield Municipal Bond Fund
	-	Lord Abbett Intermediate Tax-Free Fund
	-	Lord Abbett Short Duration Tax Free Fund
	-	Pennsylvania Series

2.	The Agreement is hereby amended to add the following funds to Exhibit 1 of the Agreement:

Lord Abbett Municipal Income Fund, Inc.
	-	Lord Abbett High Yield Municipal Bond Fund
	-	Lord Abbett Intermediate Tax Free Fund
	-	Lord Abbett Short Duration Tax Free Fund

3.	The Agreement shall remain the same in all other respects.

4.	The Amendment is effective as of the 19th day of November, 2010.

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

By:	/s/Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/Thomas R. Phillips
Thomas R. Phillips
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

By:	/s/Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/Lawrence H. Kaplan
Lawrence H. Kaplan
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF NOVEMBER 19, 2010)1
TO
ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust
Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.
Lord Abbett Global Allocation Fund
Lord Abbett Developing Local Markets Fund

Lord Abbett Investment Trust
Lord Abbett Balanced Strategy Fund
Lord Abbett Convertible Fund
Lord Abbett Core Fixed Income Fund
Lord Abbett Diversified Equity Strategy Fund
Lord Abbett Diversified Income Strategy Fund
Lord Abbett Floating Rate Fund
Lord Abbett Growth & Income Strategy Fund
Lord Abbett High Yield Fund
Lord Abbett Income Fund
Lord Abbett Short Duration Income Fund
Lord Abbett Total Return Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.
Lord Abbett AMT Free Municipal Bond Fund
Lord Abbett California Tax-Free Income Fund
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Intermediate Tax Free Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund
Lord Abbett New York Tax-Free Income Fund
Lord Abbett Short Duration Tax Free Fund

[1]  As amended on November 19, 2010 to reflect (1) the Reorganization of each of Lord Abbett Connecticut Tax-Free Income Fund, Georgia Series, Lord Abbett Hawaii Tax-Free Income Fund, Lord Abbett Missouri Tax-Free Income Fund, and Pennsylvania Series into Lord Abbett National Tax-Free Income Fund; and (2) the Redomestication of each of Lord Abbett High Yield Municipal Bond Fund, Lord Abbett Intermediate Tax-Free Fund, and Lord Abbett Short Duration Tax Free Fund, as a series of Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Research Fund, Inc.
Lord Abbett Capital Structure Fund
Lord Abbett Classic Stock Fund
Lord Abbett Growth Opportunities Fund
Small-Cap Value Series

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund
Lord Abbett Fundamental Equity Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Dividend Income Fund
Lord Abbett International Opportunities Fund
Lord Abbett Large-Cap Value Fund
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund, Inc.

Bond-Debenture Portfolio
Capital Structure Portfolio
Classic Stock Portfolio
Developing Growth Portfolio
Fundamental Equity Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Core Equity Portfolio
International Opportunities Portfolio
Mid-Cap Value Portfolio
Total Return Portfolio
Value Opportunities Portfolio

Lord Abbett Stock Appreciation Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

Administrative Services Agreement - Amendment #17

AMENDMENT 17
to the
ADMINISTRATIVE SERVICES AGREEMENT
among
The Investment Companies comprising the Lord Abbett Family of Funds
(each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1
and
Lord, Abbett & Co. LLC (“Lord Abbett”)

          WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

          WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement; and

          WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

          NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following funds to Exhibit 1 of the Agreement:

Lord Abbett Investment Trust
-Lord Abbett Inflation Focused Fund

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of the 20th day of April, 2011.

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/Thomas R. Phillips
Thomas R. Phillips
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/Lawrence H. Kaplan
Lawrence H. Kaplan
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF APRIL 20, 2011) 1
TO
ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust
Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.
Lord Abbett Emerging Markets Currency Fund
Lord Abbett Global Allocation Fund

Lord Abbett Investment Trust
Lord Abbett Balanced Strategy Fund
Lord Abbett Convertible Fund
Lord Abbett Core Fixed Income Fund
Lord Abbett Diversified Equity Strategy Fund
Lord Abbett Diversified Income Strategy Fund
Lord Abbett Floating Rate Fund
Lord Abbett Growth & Income Strategy Fund
Lord Abbett High Yield Fund
Lord Abbett Income Fund
Lord Abbett Inflation Focused Fund
Lord Abbett Short Duration Income Fund
Lord Abbett Total Return Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.
Lord Abbett AMT Free Municipal Bond Fund
Lord Abbett California Tax-Free Income Fund
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Intermediate Tax Free Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund
Lord Abbett New York Tax-Free Income Fund
Lord Abbett Short Duration Tax Free Fund

[1] As amended on April 20, 2011 to reflect (1) the addition of Lord Abbett Investment Trust, Inc. – Lord Abbett Inflation Focused Fund; and (2) the name change of Lord Abbett Global Fund, Inc. – Lord Abbett Emerging Markets Currency Fund (formerly, Lord Abbett Developing Local Markets Fund).

Lord Abbett Research Fund, Inc.
Lord Abbett Capital Structure Fund
Lord Abbett Classic Stock Fund
Lord Abbett Growth Opportunities Fund
Small-Cap Value Series

Lord Abbett Securities Trust
Lord Abbett Alpha Strategy Fund
Lord Abbett Fundamental Equity Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Dividend Income Fund
Lord Abbett International Opportunities Fund
Lord Abbett Large-Cap Value Fund
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund, Inc.
Bond-Debenture Portfolio
Capital Structure Portfolio
Classic Stock Portfolio
Developing Growth Portfolio
Fundamental Equity Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Core Equity Portfolio
International Opportunities Portfolio
Mid-Cap Value Portfolio
Total Return Portfolio
Value Opportunities Portfolio

Lord Abbett Stock Appreciation Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

Administrative Services Agreement - Amendment #18

AMENDMENT 18
to the
ADMINISTRATIVE SERVICES AGREEMENT
among
The Investment Companies comprising the Lord Abbett Family of Funds
(each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1
and
Lord, Abbett & Co. LLC (“Lord Abbett”)

          WHEREAS, the Funds and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

          WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement; and

          WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include such additional funds;

          NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

Lord Abbett Securities Trust
-Lord Abbett Growth Leaders Fund

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of the 15th day of June 2011.

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Thomas R. Phillips
Thomas R. Phillips
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/ Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/ Lawrence H. Kaplan
Lawrence H. Kaplan
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF JUNE 15, 2011) 1
TO
ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust
Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.
Lord Abbett Emerging Markets Currency Fund
Lord Abbett Global Allocation Fund

Lord Abbett Investment Trust
Lord Abbett Balanced Strategy Fund
Lord Abbett Convertible Fund
Lord Abbett Core Fixed Income Fund
Lord Abbett Diversified Equity Strategy Fund
Lord Abbett Diversified Income Strategy Fund
Lord Abbett Floating Rate Fund
Lord Abbett Growth & Income Strategy Fund
Lord Abbett High Yield Fund
Lord Abbett Income Fund
Lord Abbett Inflation Focused Fund
Lord Abbett Short Duration Income Fund
Lord Abbett Total Return Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.
Lord Abbett AMT Free Municipal Bond Fund
Lord Abbett California Tax-Free Income Fund
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Intermediate Tax Free Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund
Lord Abbett New York Tax-Free Income Fund
Lord Abbett Short Duration Tax Free Fund

[1] As amended on June 15, 2011 to reflect the addition of Lord Abbett Securities Trust – Lord Abbett Growth Leaders Fund.

Lord Abbett Research Fund, Inc.
Lord Abbett Capital Structure Fund
Lord Abbett Classic Stock Fund
Lord Abbett Growth Opportunities Fund
Small-Cap Value Series

Lord Abbett Securities Trust
Lord Abbett Alpha Strategy Fund
Lord Abbett Fundamental Equity Fund
Lord Abbett Growth Leaders Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Dividend Income Fund
Lord Abbett International Opportunities Fund
Lord Abbett Large-Cap Value Fund
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund, Inc.
Bond-Debenture Portfolio
Capital Structure Portfolio
Classic Stock Portfolio
Developing Growth Portfolio
Fundamental Equity Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Core Equity Portfolio
International Opportunities Portfolio
Mid-Cap Value Portfolio
Total Return Portfolio
Value Opportunities Portfolio

Lord Abbett Stock Appreciation Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

Administrative Services Agreement - Amendment #19

AMENDMENT 19
to the
ADMINISTRATIVE SERVICES AGREEMENT
among
The Investment Companies comprising the Lord Abbett Family of Funds
(each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1
and
Lord, Abbett & Co. LLC (“Lord Abbett”)

          WHEREAS, the Funds and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

          WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement; and

          WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include such additional funds;

          NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following funds to Exhibit 1 of the Agreement:

Lord Abbett Equity Trust[1]
-Lord Abbett Calibrated Large Cap Value Fund
-Lord Abbett Calibrated Mid Cap Value Fund

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of the 15th day of December 2011.

[1] Effective August 1, 2011, Lord Abbett Blend Trust changed its name to Lord Abbett Equity Trust.

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/Thomas R. Phillips
Thomas R. Phillips
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/Lawrence H. Kaplan
Lawrence H. Kaplan
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF December 15, 2011) 2
TO
ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Equity Trust
Lord Abbett Calibrated Large Cap Value Fund
Lord Abbett Calibrated Mid Cap Value Fund
Lord Abbett Small-Cap Blend Fund
Lord Abbett Global Fund, Inc.
Lord Abbett Emerging Markets Currency Fund
Lord Abbett Global Allocation Fund
Lord Abbett Investment Trust
Lord Abbett Balanced Strategy Fund
Lord Abbett Convertible Fund
Lord Abbett Core Fixed Income Fund
Lord Abbett Diversified Equity Strategy Fund
Lord Abbett Diversified Income Strategy Fund
Lord Abbett Floating Rate Fund
Lord Abbett Growth & Income Strategy Fund
Lord Abbett High Yield Fund
Lord Abbett Income Fund
Lord Abbett Inflation Focused Fund
Lord Abbett Short Duration Income Fund
Lord Abbett Total Return Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Municipal Income Fund, Inc.
Lord Abbett AMT Free Municipal Bond Fund
Lord Abbett California Tax-Free Income Fund
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Intermediate Tax Free Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund
Lord Abbett New York Tax-Free Income Fund

[2] As amended to reflect: (1) effective August 1, 2011, Lord Abbett Blend Trust changed its name to Lord Abbett Equity Trust; and (2) the addition of Lord Abbett Calibrated Large Cap Value Fund and Lord Abbett Calibrated Mid Cap Value Fund, each a series of Lord Abbett Equity Trust, as of December 15, 2011.

Lord Abbett Short Duration Tax Free Fund
Lord Abbett Research Fund, Inc.
Lord Abbett Capital Structure Fund
Lord Abbett Classic Stock Fund
Lord Abbett Growth Opportunities Fund
Small-Cap Value Series
Lord Abbett Securities Trust
Lord Abbett Alpha Strategy Fund
Lord Abbett Fundamental Equity Fund
Lord Abbett Growth Leaders Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Dividend Income Fund
Lord Abbett International Opportunities Fund
Lord Abbett Large-Cap Value Fund
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Value Opportunities Fund
Lord Abbett Series Fund, Inc.
Bond-Debenture Portfolio
Capital Structure Portfolio
Classic Stock Portfolio
Developing Growth Portfolio
Fundamental Equity Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Core Equity Portfolio
International Opportunities Portfolio
Mid-Cap Value Portfolio
Total Return Portfolio
Value Opportunities Portfolio
Lord Abbett Stock Appreciation Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

Administrative Services Agreement - Amendment #20

AMENDMENT 20
to the
ADMINISTRATIVE SERVICES AGREEMENT
among
The Investment Companies comprising the Lord Abbett Family of Funds
(each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1
and
Lord, Abbett & Co. LLC (“Lord Abbett”)

          WHEREAS, the Funds and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

          WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement; and

          WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include such additional funds;

          NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

Lord Abbett Global Fund, Inc.

-Lord Abbett Emerging Markets Local Bond Fund

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of the 1st day of May 2013.

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Thomas R. Phillips
Thomas R. Phillips
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

By:	/s/ Daria L. Foster
Daria L. Foster
Managing Member

Attested:

/s/ Lawrence H. Kaplan
Lawrence H. Kaplan
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF MAY 1, 2013)1
TO
ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Equity Trust
Lord Abbett Calibrated Large Cap Value Fund
Lord Abbett Calibrated Mid Cap Value Fund
Lord Abbett Small-Cap Blend Fund

Lord Abbett Global Fund, Inc.
Lord Abbett Emerging Markets Currency Fund
Lord Abbett Emerging Markets Local Bond Fund
Lord Abbett Global Allocation Fund

Lord Abbett Investment Trust
Lord Abbett Balanced Strategy Fund
Lord Abbett Convertible Fund
Lord Abbett Core Fixed Income Fund
Lord Abbett Diversified Equity Strategy Fund
Lord Abbett Diversified Income Strategy Fund
Lord Abbett Floating Rate Fund
Lord Abbett Growth & Income Strategy Fund
Lord Abbett High Yield Fund
Lord Abbett Income Fund
Lord Abbett Inflation Focused Fund
Lord Abbett Short Duration Income Fund
Lord Abbett Total Return Fund

Lord Abbett Mid Cap Stock Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.
Lord Abbett AMT Free Municipal Bond Fund
Lord Abbett California Tax-Free Income Fund
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Intermediate Tax Free Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund

[1]           As amended to reflect: (1) effective March 31, 2012, Lord Abbett Mid-Cap Value Fund changed its name to Lord Abbett Mid Cap Stock Fund; (2) effective May 1, 2012, Lord Abbett Mid-Cap Value Portfolio changed its name to Lord Abbett Mid Cap Stock Portfolio; (3) effective September 27, 2012, Lord Abbett Capital Structure Fund changed its name to Lord Abbett Calibrated Dividend Growth Fund, a series of Lord Abbett Research Fund, Inc.; (4) effective September 27, 2012, Capital Structure Portfolio changed its name to Calibrated Dividend Growth Portfolio, a series of Lord Abbett Series Fund, Inc.; (5) effective June 15, 2012, the Reorganization of Lord Abbett Large-Cap Value Fund into Lord Abbett Fundamental Equity Fund, each a series of Securities Trust; (6) effective March 22, 2013, the Reorganization of Lord Abbett Stock Appreciation Fund into Lord Abbett Growth Leaders Fund, a series of Lord Abbett Securities Trust; and (7) effective May 1, 2013, the addition of Lord Abbett Emerging Markets Local Bond Fund as a series of Lord Abbett Global Fund, Inc.

Lord Abbett New York Tax-Free Income Fund
Lord Abbett Short Duration Tax Free Fund

Lord Abbett Research Fund, Inc.
Lord Abbett Calibrated Dividend Growth Fund
Lord Abbett Classic Stock Fund
Lord Abbett Growth Opportunities Fund
Small-Cap Value Series

Lord Abbett Securities Trust
Lord Abbett Alpha Strategy Fund
Lord Abbett Fundamental Equity Fund
Lord Abbett Growth Leaders Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Dividend Income Fund
Lord Abbett International Opportunities Fund
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund, Inc.
Bond-Debenture Portfolio
Calibrated Dividend Growth Portfolio
Classic Stock Portfolio
Developing Growth Portfolio
Fundamental Equity Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Core Equity Portfolio
International Opportunities Portfolio
Mid Cap Stock Portfolio
Total Return Portfolio
Value Opportunities Portfolio

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

Administrative Services Agreement - Amendment #21

AMENDMENT 21

to the

ADMINISTRATIVE SERVICES AGREEMENT

among

The Investment Companies comprising the Lord Abbett Family of Funds

(each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1

and

Lord, Abbett & Co. LLC (“Lord Abbett”)

WHEREAS, the Funds and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement; and

WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include such additional funds;

NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following Fund to Exhibit 1 of the Agreement:

Lord Abbett Global Fund, Inc.
-Lord Abbett Emerging Markets Corporate Debt Fund

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of the 28th day of October 2013.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Thomas R. Phillips
Thomas R. Phillips
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

By:	/s/ Daria L. Foster
Daria L. Foster
Managing Member

Attested:

/s/ Lawrence H. Kaplan
Lawrence H. Kaplan
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF OCTOBER 28, 2013)1

TO

ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Equity Trust

Lord Abbett Calibrated Large Cap Value Fund

Lord Abbett Calibrated Mid Cap Value Fund

Lord Abbett Global Fund, Inc.

Lord Abbett Emerging Markets Corporate Debt Fund

Lord Abbett Emerging Markets Currency Fund

Lord Abbett Emerging Markets Local Bond Fund

Lord Abbett Global Allocation Fund

Lord Abbett Investment Trust

Lord Abbett Balanced Strategy Fund

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Diversified Equity Strategy Fund

Lord Abbett Diversified Income Strategy Fund

Lord Abbett Floating Rate Fund

Lord Abbett Growth & Income Strategy Fund

Lord Abbett High Yield Fund

Lord Abbett Income Fund

Lord Abbett Inflation Focused Fund

Lord Abbett Short Duration Income Fund

Lord Abbett Total Return Fund

Lord Abbett Mid Cap Stock Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett AMT Free Municipal Bond Fund

Lord Abbett California Tax-Free Income Fund

Lord Abbett High Yield Municipal Bond Fund

Lord Abbett Intermediate Tax Free Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Short Duration Tax Free Fund

1 As amended to reflect: (1) effective July 19, 2013, the Reorganization of Lord Abbett Small Cap Blend Fund, a series of Lord Abbett Equity Trust, into Lord Abbett Value Opportunities Fund, a series of Lord Abbett Securities Trust; and (2) effective October 28, 2013, the addition of Lord Abbett Emerging Markets Corporate Debt Fund as a series of Lord Abbett Global Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett Calibrated Dividend Growth Fund

Lord Abbett Classic Stock Fund

Lord Abbett Growth Opportunities Fund

Small-Cap Value Series

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund

Lord Abbett Fundamental Equity Fund

Lord Abbett Growth Leaders Fund

Lord Abbett International Core Equity Fund

Lord Abbett International Dividend Income Fund

Lord Abbett International Opportunities Fund

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Micro-Cap Value Fund

Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund, Inc.

Bond-Debenture Portfolio

Calibrated Dividend Growth Portfolio

Classic Stock Portfolio

Developing Growth Portfolio

Fundamental Equity Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Core Equity Portfolio

International Opportunities Portfolio

Mid Cap Stock Portfolio

Total Return Portfolio

Value Opportunities Portfolio

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

Administrative Services Agreement - Amendment #22

AMENDMENT 22

to the

ADMINISTRATIVE SERVICES AGREEMENT

among

The Investment Companies comprising the Lord Abbett Family of Funds

(each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1

and

Lord, Abbett & Co. LLC (“Lord Abbett”)

WHEREAS, the Funds and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement; and

WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include such additional funds;

NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following Fund to Exhibit 1 of the Agreement:

Lord Abbett Series Fund, Inc.

-Short Duration Income Portfolio

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of the 14th day of April 2014.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Thomas R. Phillips
Thomas R. Phillips
Vice President and Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/ Daria L. Foster
Daria L. Foster
Managing Member

Attested:

/s/ Lawrence H. Kaplan
Lawrence H. Kaplan
Member and General Counsel

EXHIBIT 1 (AMENDED AS OF APRIL 14, 2014)1

TO

ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Equity Trust

Lord Abbett Calibrated Large Cap Value Fund

Lord Abbett Calibrated Mid Cap Value Fund

Lord Abbett Global Fund, Inc.

Lord Abbett Emerging Markets Corporate Debt Fund

Lord Abbett Emerging Markets Currency Fund

Lord Abbett Emerging Markets Local Bond Fund

Lord Abbett Multi-Asset Global Opportunity Fund

Lord Abbett Investment Trust

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Diversified Equity Strategy Fund

Lord Abbett Floating Rate Fund

Lord Abbett High Yield Fund

Lord Abbett Inflation Focused Fund

Lord Abbett Multi-Asset Balanced Opportunity Fund

Lord Abbett Multi-Asset Growth Fund

Lord Abbett Multi-Asset Income Fund

Lord Abbett Short Duration Income Fund

Lord Abbett Total Return Fund

Lord Abbett Mid Cap Stock Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett AMT Free Municipal Bond Fund

Lord Abbett California Tax-Free Income Fund

Lord Abbett High Yield Municipal Bond Fund

Lord Abbett Intermediate Tax Free Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Short Duration Tax Free Fund

1 As amended to reflect that (1) effective November 7, 2013, the Reorganization of Lord Abbett Classic Stock Fund, a series of Lord Abbett Research Fund, Inc., into Lord Abbett Calibrated Dividend Growth Fund, a series of Lord Abbett Research Fund, Inc.; (2) effective November 29, 2013, Lord Abbett Global Allocation Fund changed its name to Lord Abbett Multi-Asset Global Opportunity Fund; (3) effective December 1, 2013, Lord Abbett Balanced Strategy Fund changed its name to Lord Abbett Multi-Asset Balanced Opportunity Fund; Lord Abbett Diversified Income Strategy Fund changed its name to Lord Abbett Multi-Asset Income Fund; and Lord Abbett Growth & Income Strategy Fund changed its name to Lord Abbett Multi-Asset Growth Fund; and (4) effective April 14, 2014, the addition of Short Duration Income Portfolio as a series of Lord Abbett Series Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett Calibrated Dividend Growth Fund

Lord Abbett Growth Opportunities Fund

Small-Cap Value Series

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund

Lord Abbett Fundamental Equity Fund

Lord Abbett Growth Leaders Fund

Lord Abbett International Core Equity Fund

Lord Abbett International Dividend Income Fund

Lord Abbett International Opportunities Fund

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Micro-Cap Value Fund

Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund, Inc.

Bond-Debenture Portfolio

Calibrated Dividend Growth Portfolio

Classic Stock Portfolio

Developing Growth Portfolio

Fundamental Equity Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Core Equity Portfolio

International Opportunities Portfolio

Mid Cap Stock Portfolio

Short Duration Income Portfolio

Total Return Portfolio

Value Opportunities Portfolio

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

Administrative Services Agreement - Amendment #23

AMENDMENT 23

to the

ADMINISTRATIVE SERVICES AGREEMENT

among

The Investment Companies comprising the Lord Abbett Family of Funds

(each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1

and

Lord, Abbett & Co. LLC (“Lord Abbett”)

WHEREAS, the Funds and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement; and

WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include such additional funds;

NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following Fund to Exhibit 1 of the Agreement:

Lord Abbett Municipal Income Fund, Inc.

- Lord Abbett Short Duration High Yield Municipal Bond Fund

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of the 15th day of May 2015.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 attached hereto

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Brooke A. Fapohunda
Brooke A. Fapohunda
Vice President and Assistant Secretary

LORD, ABBETT & CO. LLC

By:	/s/ Daria L. Foster
Daria L. Foster
Managing Member

Attested:

/s/ Lawrence H. Kaplan
Lawrence H. Kaplan
Member and General Counsel

EXHIBIT 1 (AMENDED AS OF May 15, 20151)

TO

ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Equity Trust

Lord Abbett Calibrated Large Cap Value Fund

Lord Abbett Calibrated Mid Cap Value Fund

Lord Abbett Global Fund, Inc.

Lord Abbett Emerging Markets Corporate Debt Fund

Lord Abbett Emerging Markets Currency Fund

Lord Abbett Emerging Markets Local Bond Fund

Lord Abbett Multi-Asset Global Opportunity Fund

Lord Abbett Investment Trust

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Diversified Equity Strategy Fund

Lord Abbett Floating Rate Fund

Lord Abbett High Yield Fund

Lord Abbett Income Fund

Lord Abbett Inflation Focused Fund

Lord Abbett Multi-Asset Balanced Opportunity Fund

Lord Abbett Multi-Asset Growth Fund

Lord Abbett Multi-Asset Income Fund

Lord Abbett Short Duration Income Fund

Lord Abbett Total Return Fund

Lord Abbett Mid Cap Stock Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett AMT Free Municipal Bond Fund

Lord Abbett California Tax-Free Income Fund

Lord Abbett High Yield Municipal Bond Fund

Lord Abbett Intermediate Tax Free Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Short Duration High Yield Municipal Bond Fund

Lord Abbett Short Duration Tax Free Fund

Lord Abbett Research Fund, Inc.

1            As amended on May 15, 2015 to reflect the addition of Lord Abbett Short Duration High Yield Municipal Bond Fund, a series of Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Calibrated Dividend Growth Fund

Lord Abbett Growth Opportunities Fund

Small-Cap Value Series

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund

Lord Abbett Fundamental Equity Fund

Lord Abbett Growth Leaders Fund

Lord Abbett International Core Equity Fund

Lord Abbett International Dividend Income Fund

Lord Abbett International Opportunities Fund

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Micro-Cap Value Fund

Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund, Inc.

Bond-Debenture Portfolio

Calibrated Dividend Growth Portfolio

Classic Stock Portfolio

Developing Growth Portfolio

Fundamental Equity Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Core Equity Portfolio

International Opportunities Portfolio

Mid Cap Stock Portfolio

Short Duration Income Portfolio

Total Return Portfolio

Value Opportunities Portfolio

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

Administrative Services Agreement - Amendment #24

AMENDMENT 24

to the

ADMINISTRATIVE SERVICES AGREEMENT

among

The funds comprising the Lord Abbett Family of Funds

(each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1

and

Lord, Abbett & Co. LLC (“Lord Abbett”)

WHEREAS, the Funds and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform administrative services under the Agreement; and

WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include such additional funds;

NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

Lord Abbett Investment Trust

- Lord Abbett Core Plus Bond Fund

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of the 1st day of December 2015.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 attached hereto

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Brooke A. Fapohunda
Brooke A. Fapohunda
Vice President and Assistant Secretary

LORD, ABBETT & CO. LLC

By:	/s/ Daria L. Foster
Daria L. Foster
Managing Member

Attested:

/s/ Lawrence H. Kaplan
Lawrence H. Kaplan
Member and General Counsel

EXHIBIT 1 (AMENDED AS OF December 1, 2015)

TO

ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Equity Trust

Lord Abbett Calibrated Large Cap Value Fund

Lord Abbett Calibrated Mid Cap Value Fund

Lord Abbett Global Fund, Inc.

Lord Abbett Emerging Markets Corporate Debt Fund

Lord Abbett Emerging Markets Currency Fund

Lord Abbett Emerging Markets Local Bond Fund

Lord Abbett Multi-Asset Global Opportunity Fund

Lord Abbett Investment Trust

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Core Plus Bond Fund(1)

Lord Abbett Diversified Equity Strategy Fund

Lord Abbett Floating Rate Fund

Lord Abbett High Yield Fund

Lord Abbett Income Fund

Lord Abbett Inflation Focused Fund

Lord Abbett Multi-Asset Balanced Opportunity Fund

Lord Abbett Multi-Asset Growth Fund

Lord Abbett Multi-Asset Income Fund

Lord Abbett Short Duration Income Fund

Lord Abbett Total Return Fund

Lord Abbett Mid Cap Stock Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett AMT Free Municipal Bond Fund

Lord Abbett California Tax-Free Income Fund

Lord Abbett High Yield Municipal Bond Fund

Lord Abbett Intermediate Tax Free Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Short Duration High Yield Municipal Bond Fund

Lord Abbett Short Duration Tax Free Fund

1 As amended on December 1, 2015 to reflect the addition of Lord Abbett Core Plus Bond Fund, a series of Lord Abbett Investment Trust.

Lord Abbett Research Fund, Inc.

Lord Abbett Calibrated Dividend Growth Fund

Lord Abbett Growth Opportunities Fund

Small-Cap Value Series

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund

Lord Abbett Fundamental Equity Fund

Lord Abbett Growth Leaders Fund

Lord Abbett International Core Equity Fund

Lord Abbett International Dividend Income Fund

Lord Abbett International Opportunities Fund

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Micro-Cap Value Fund

Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund, Inc.

Bond-Debenture Portfolio

Calibrated Dividend Growth Portfolio

Classic Stock Portfolio

Developing Growth Portfolio

Fundamental Equity Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Core Equity Portfolio

International Opportunities Portfolio

Mid Cap Stock Portfolio

Short Duration Income Portfolio

Total Return Portfolio

Value Opportunities Portfolio

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.